UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020 (November 29, 2020)

______________________________

IHS MARKIT LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36495	98-1166311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, Ropemaker Place 25 Ropemaker Street London, England EC2Y 9LY
(Address of principal executive offices and zip code)

+44 20 7260 2000
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	INFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 30, 2020, IHS Markit Ltd., a Bermuda exempted company limited by shares (the “Company”), and S&P Global Inc., a New York corporation (“S&P Global”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 29, 2020, by and among the Company, S&P Global and Sapphire Subsidiary, Ltd., a Bermuda exempted company limited by shares and wholly owned subsidiary of S&P Global (“Merger Sub”). The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly-owned subsidiary of S&P Global (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company and S&P Global will hold a joint conference call at 8:15 a.m. EST (or 1:15 p.m. GMT) on November 30, 2020 to provide supplemental information regarding the Merger. The webcast of the conference call will be accessible through IHS Markit’s Investor Relations website at https://investor.ihsmarkit.com and S&P Global’s Investor Relations website at http://investor.spglobal.com/Investor-Presentations and will be available for replay. The telephone number for the call is (888) 603-9623 for participants in the United States, and the telephone number for international participants is +1 (630) 395-0220. The numeric passcode is "589 7344". The slides (the “Investor Presentation”) that will be made available in connection with this conference call are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
99.1	Joint Press Release, dated November 30, 2020
99.2	Investor Presentation, dated November 30, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2020	IHS MARKIT LTD.
	By:	/s/ Jonathan Gear
	Name:	Jonathan Gear
	Title:	Executive Vice President and Chief Financial Officer